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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-3 of our report dated January 23, 1998, on our audits of the financial statements of Tokheim Corporation. We also consent to the reference to our firm under the caption "Experts".

Fort Wayne, Indiana                                    Coopers & Lybrand LLP
February 13, 1998